1st Source Corporation

Balance Sheet Highlights

($ Millions)	12/31/04	12/31/05	Change	03/31/05	03/31/06	Change
Total Assets	$3,563.7	$3,511.3	(1.5%)	$3,341.5	$3,459.9	3.5%
Total Loans & Leases	$2,280.2	$2,463.4	8.0%	$2,279.0	$2,479.5	8.8%
Total Deposits	$2,807.0	$2,745.6	(2.2%)	$2,589.9	$2,678.4	3.4%
Total Common Equity	$ 326.6	$ 345.6	5.8%	$ 326.6	$ 347.4	6.3%
Total Common Equity to Assets	9.2%	9.8%	-	9.8%	10.0%	-

1st Source Corporation

Earnings Highlights

	2004	2005	Change	1st Quarter 2005	2006	Change
Net Income (000's)	$24,965	$33,751	35.2%	$ 6,944	$ 9,933	43.0%
EPS (Diluted)	$ 1.19	$ 1.61	35.3%	$ 0.33	$ 0.48	45.5%
ROA	0.75%	1.00%	-	0.84%	1.18%	-
ROCE	7.81%	10.12%	-	8.60%	11.53%	-

1st Source Corporation

Shareholders' Equity



Avg. Common Equity ($MM)
Avg. Common Equity/Assets (%)
360
340
320
300
280
260
240
220
200
180
11.0
10.5
10.0
9.5
9.0
8.5
8.0
7.5
317.6
317.8
318.2
325.3
327.5
328.3
336.2
342.2
349.3
9.77
9.76
9.55
9.15
9.81
9.77
9.88
10.10
10.26
1
2
3
4
1
2
3
4
1
2004
2005
2006

1st Source Corporation

Earning Assets



($MM)
3016
3030
3110
3283
3125
3142
3180
3161
3172
Total Earning Assets
3500
2800
2100
1400
700
0
749
762
798
938
792
740
678
677
663
68
77
67
67
55
77
120
77
52
2199
2191
2245
2278
2278
2325
2382
2407
2457
Investments *
Mortgage Loans Held for Sale
Loans & Leases
*CFO, Larry E. Lentych, stated that the first quarter 2006 Investments balance was "as low as we are comfortable with letting this balance decline."
1
2
3
4
1
2
3
4
1
2004
2005
2006

1st Source Corporation

Deposits



14.9 16.2 16.1 14.7 14.6 15.2 15.5 14.9 13.9
% DDA
2414 2432 2417 2692 2589 2604 2609 2639 2614
Total Deposits
($MM)
3000
2400
1800
1200
600
0
360 393 388 395 378 397 403 392 363
232 236 248 248 237 273 301 406 381
1822 1803 1781 2049 1974 1934 1905 1841 1870
DDA
100 CDs
Other Deposits
1 2 3 4 1 2 3 4 1
2004
2005
2006

1st Source Corporation

Loan & Lease Quality


Rolling Four Quarter Annual
Net Charge-Offs
Non-Performing Assets
Loan & Lease Loss Reserve
(% of Loans and Leases)
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
3.22
3.14
3.00
2.79
2.75
2.50
2.46
2.38
2.38
1.45
1.22
1.55
1.42
1.10
.91
.89
.87
.83
.51
.36
.25
.29
.32
.28
.18
(.04)
(.09)
1
2
3
4
1
2
3
4
1
2004
2005
2006

1st Source Corporation

Net Interest Income



Net Interest Income (FTE)
Net Interest Margin (FTE)
($MM)
(%)
35
30
25
20
15
10
4.5
4.0
3.5
3.0
2.5
26.48
26.02
24.90
24.01
24.25
24.88
25.98
25.99
25.72
3.53
3.45
3.18
2.91
3.15
3.18
3.24
3.26
3.29
1
2
3
4
1
2
3
4
1
2004
2005
2006

1st Source Corporation

Noninterest Income



14.02 20.22 10.41 18.09 17.70 15.40 17.87 17.57 19.01
Total Noninterest Income
($MM)
30
24
18
12
6
0
(0.25)
6.25
5.82
(0.89)
3.09
(0.04)
5.95
4.93
6.24
3.14
(3.74)
7.64
4.27
(0.83)
3.07
(0.69)
6.84
3.84
5.04
3.06
0.90
6.76
4.02
2.77
3.25
0.01
6.62
3.93
1.55
3.29
(0.56)
7.36
4.11
3.82
3.14
0.00
7.61
4.02
2.73
3.21
2.08
7.56
4.22
1.76
3.39
Gains & Losses
Other Income
Equipment Leasing
Mortgage Income
Trust Fees
1 2 3 4 1 2 3 4 1
2004
2005
2006

1st Source Corporation

Expense To Total Revenue (Excl. Gains)



(%)
76.8
66.2
81.2
68.7
75.2
74.0
65.7
68.5
66.3
($MM)
60
50
40
30
20
10
0
40.75
46.27
39.05
42.79
41.04
40.28
44.40
43.56
42.64
Revenue
32.34
31.95
32.37
30.43
31.67
30.63
30.28
30.86
29.41
Expense
1
2
3
4
1
2
3
4
1
2004
2005
2006

1st Source Corporation

Diluted Net Income per Share



$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
1.09
1.23
1.47
1.69
1.79
1.82
0.47
0.91
1.19
1.61
0.33
0.48
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
1Q 06

Compound Growth Rate: 4.91%

Dividends per Share



$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
0.20
0.23
0.25
0.28
0.33
0.35
0.36
0.37
0.42
0.49
0.12
0.14
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
1Q 06

Compound Growth Rate: 9.81%

1st Source Corporation

Forward-looking Statement Disclosure

Except for historical information contained herein, the matters discussed in this document express "forward-looking statements." Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions indicate forward-looking statements. Those statements, including statements, projections, estimates or assumptions concerning future events or performance, and other statements that are other than statements of historical fact, are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. 1st Source may make other written or oral forward-looking statements from time to time. Readers are advised that various important factors could cause 1st Source's actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Such factors, among others, include changes in laws, regulations or accounting principles generally accepted in the United States; 1st Source's competitive position within its markets served; increasing consolidation within the banking industry; unforeseen changes in interest rates; unforeseen downturns in the local, regional or national economies or in the industries in which 1st Source has credit concentrations; and other risks discussed in 1st Source's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, which filings are available from the SEC. 1st Source undertakes no obligation to publicly update or revise any forward-looking statements.

Current Situation

Before discussing the plans and actions necessary to achieve our 2010 goals, it is important for us to critically examine our current situation:

Business is profitable

- Positive EPS in each of last 5 years
- Increase in shareholder equity in each of last 5 years
- Steady increase in dividend payout

Business is stable

- Management team has long tenure
- Overall credit quality is good
- SFG loan portfolio quality is much improved
- Fee income is growing nicely

Current Situation

It is also important for us to discuss the question of urgency:

We are located in very slow-growing markets

- With more entrants to the markets

Competitive tempo is increasing

- Bigger banks are refocused and more aggressive
- Smaller banks and credit unions are successfully positioning themselves as more responsive
- National finance companies are competing aggressively for equipment loans and leases

1st Source Bank

Current Situation

Top Line is not growing much
- Net Interest margin pressure
- Intentional contraction in several SFG business units
- Community banking is flat

Profitability is average
- Efficiency ratio > 70%
- ROE = 10%
- Behind in process automation
- Expense reduction needed

In the past five years, our core banking markets have not had much growth, and yet new banks are moving in and some competitors are showing growth at expense of in-place competitors.

1st Source Bank

Context

Late 90s:	Growth & Profitability Achieved
Early 2000s:	Growth & Infrastructure Credit Problems
Now:	Growth, Profitability, Infrastructure, and Credit Quality

Issues

- Growth
- People
- Infrastructure
- Succession

Corporate Overview

1st

To offer our clients the highest quality service.

To support a proud family of colleagues who personify the 1st Source spirit of partnership.

To be the first choice of financial institutions in each market.

To remain independent and to nurture pride of ownership among all 1st Source colleagues.

DEVELOP OUR PEOPLE

VITALIZE SALES

ROLL OUT FULL SERVICES

OPEN NEW MARKETS

IMPLEMENT CORNERSTONE

PRODUCE SUPERIOR FINANCIALS

TEAMWORK

OUTSTANDING CLIENT SERVICE

INTEGRITY

Develop our People



To offer our clients the highest quality service.
To support a proud family of colleagues who personify the 1st Source spirit of partnership.
To be the first choice of financial institutions in each market.
To remain independent and to nurture pride of ownership among all 1st Source colleagues.
To achieve long term superior financial results.
The 1st Source Mission is to help individuals, institutions, businesses and communities achieve security, build wealth and realize their dreams.
DEVELOP OUR PEOPLE
COMMUNITY LEADERSHIP
SUPERIOR QUALITY
TEAMWORK
OUTSTANDING CLIENT SERVICE
INTEGRITY

Develop our People

Organize for growth, future leadership

- Attract, develop and retain the best people
- Update succession plans, prepare for retirements, growth
- Hire new market leaders
- Reinforce vision, mission and values in colleagues
- Move to market-based management (community bank model)

1st Source Bank

Vitalize Sales



To offer our clients the highest quality service.
To support a proud family of colleagues who personify the 1st Source spirit of partnership.
To be the first choice of financial institutions in each market.
To remain independent and to nurture pride of ownership among all 1st Source colleagues.
To achieve long term superior financial results.
The 1st Source Mission is to help individuals, institutions, businesses and communities achieve security, build wealth and realize their dreams.
DEVELOP OUR PEOPLE
VITALIZE SALES
COMMUNITY LEADERSHIP
SUPERIOR QUALITY
TEAMWORK
OUTSTANDING CLIENT SERVICE
INTEGRITY

Vitalize Sales

Top line revenue growth

- Leverage the bank's customer base
- Develop customer-centric behaviors (market of one)
- Deepen relationships, selling more to current customers
- Give relationship managers more time to sell
- Develop retention process
- Build on our strengths in niche markets
- Diminish any gaps in sales/service delivery
- Establish a new branch model with growth and customer-centricity
- Create and foster product and service innovation
- Review compensation, incentive systems

1st Source Bank

Roll Out Full Services In Present Markets


1st
To offer our clients the highest quality service.
To support a proud family of colleagues who personify the 1st Source spirit of partnership.
To be the first choice of financial institutions in each market.
To remain independent and to nurture pride of ownership among all 1st Source colleagues.
To achieve long term superior financial results.
The 1st Source Mission is to help individuals, institutions, businesses and communities achieve security, build wealth and realize their dreams.
DEVELOP OUR PEOPLE
VITALIZE SALES
ROLL OUT FULL SERVICES
COMMUNITY LEADERSHIP
SUPERIOR QUALITY
TEAMWORK
OUTSTANDING CLIENT SERVICE
INTEGRITY

Roll Out Full Services in Present Markets

Roll out full services in present markets

- Focus value proposition
- Establish Fort Wayne goals for Insurance, PAMG, Business Banking, Small Business, Agriculture
- Review/investigate products specific to each new market

Open New Markets



1st
To offer our clients the highest quality service.
To support a proud family of colleagues who personify the 1st Source spirit of partnership.
To be the first choice of financial institutions in each market.
To remain independent and to nurture pride of ownership among all 1st Source colleagues.
To achieve long term superior financial results.
The 1st Source Mission is to help individuals, institutions, businesses and communities achieve security, build wealth and realize their dreams.
DEVELOP OUR PEOPLE
VITALIZE SALES
ROLL OUT FULL SERVICES
OPEN NEW MARKETS
COMMUNITY LEADERSHIP
SUPERIOR QUALITY
TEAMWORK
OUTSTANDING CLIENT SERVICE
INTEGRITY

Open New Markets

Focus on growth – add new clients and grow distribution outlets

- Define and deliver customer value proposition
- Add sales officers in selected specialty markets
- Pinpoint present market growth opportunities/locations
- Establish in outlying counties in 2006
- Explore growth market acquisitions

Implement Cornerstone



1st
To offer our clients the highest quality service.
To support a proud family of colleagues who personify the 1st Source spirit of partnership.
To be the first choice of financial institutions in each market.
To remain independent and to nurture pride of ownership among all 1st Source colleagues.
To achieve long term superior financial results.
The 1st Source Mission is to help individuals, institutions, businesses and communities achieve security, build wealth and realize their dreams.
DEVELOP OUR PEOPLE
VITALIZE SALES
ROLL OUT FULL SERVICES
OPEN NEW MARKETS
IMPLEMENT CORNERSTONE
COMMUNITY LEADERSHIP
SUPERIOR QUALITY
TEAMWORK
OUTSTANDING CLIENT SERVICE
INTEGRITY

Implement Cornerstone

Develop infrastructure for the long term

- Will spend between $10 million and $11 million

Allow for growth and scalability

- Improve effectiveness and efficiency of core processes
- Look at all systems, processes, reports with fresh eyes
- Integrate processes bank-wide
- Provide less customization, more cross-capabilities

Produce Superior Financials


1st
To offer our clients the highest quality service.
To support a proud family of colleagues who personify the 1st Source spirit of partnership.
To be the first choice of financial institutions in each market.
To remain independent and to nurture pride of ownership among all 1st Source colleagues.
To achieve long term superior financial results.
The 1st Source Mission is to help individuals, institutions, businesses and communities achieve security, build wealth and realize their dreams.
DEVELOP OUR PEOPLE
VITALIZE SALES
ROLL OUT FULL SERVICES
OPEN NEW MARKETS
IMPLEMENT CORNERSTONE
PRODUCE SUPERIOR FINANCIALS
COMMUNITY LEADERSHIP
SUPERIOR QUALITY
TEAMWORK
OUTSTANDING CLIENT SERVICE
INTEGRITY

Produce Superior Financials

- Manage balance among businesses
- Price for high-risk adjusted returns
- Develop Fortress balance sheet
- Improve risk management of credit and interest rates
- Drive for lower cost per unit delivery

1st Source Strategy

- Deliver personalized, community banking to individuals, businesses and institutions within No. Indiana and SW Michigan through knowledgeable, local members of the community.
- Provide core basic banking services that all consumers and business need.
- Ensure we are easy and convenient to do business with, and that we take the time to listen and understand needs. Provide sound advice, straight talk, and products to build financial wealth.
- Build on strengths in our national niche markets and diminish any gaps in our sales and service delivery.

Execution

Become passionately customer-centric

- Reduce organizational silos
- Improve ease of doing business with us
- Reflect a presence that is uncluttered, simple, tangible, local, straightforward

Focus on core banking process

- Increase effectiveness and efficiency
- Improve returns of banking business

Optimize business and investment portfolio

- Improve returns on investment securities
- Price for risk and build for balance
- Reduce volatility associated with mortgage loans

2010 Strategic Plan

- Strategy set
- Plans developed

Execute

Success means we deliver on our mission:

help our clients achieve security, build wealth, and realize their dreams

We are in partnership with our clients.

As they succeed, so do we.

Shareholder Questions

1st Source®
Corporation